Exhibit 10.5(c)
                                                                 ---------------

                         AMENDMENT TO PURCHASE NOTE AND

                          SECURITY AGREEMENT (SERIES A)

                This Amendment to Purchase Note and Security Agreement (Series
A), dated as of August 30, 1990 ("Amendment") is made by and between, ZOND CONSTRUCTION CORPORATION III, a California corporation ("ZCC III") and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California limited partnership ("Debtor").

                                    RECITALS

                A. ZCC III and Debtor entered into a Purchase Note and Security Agreement (Series A), dated as of November 7, 1985, as amended by (i) that certain Modification Agreement dated as of February 19, 1986, and (ii) that certain Amendment to Purchase Note and Security Agreement (Series A), dated as of March 26, 1986 (said Purchase Note and Security Agreement, as so amended being referred to herein as the "Series A Purchase Agreement"), pursuant to which, among other things, the Debtor issued to ZCC III three (3) promissory notes, dated November 22, 1985, November 29, 1985, and December 16, 1985, respectively, in the aggregate original principal amount of $13,708,800 (collectively, the Series A Purchase Notes");

                B. ZCC III and First Interstate Bank of California, as Trustee under that certain Indenture and Security Agreement dated as of December 1, 1985 ("Indenture"), have entered into a Supplemental Indenture dated as of August 30, 1990 ("Supplemental Indenture"), amending certain provisions of the Indenture;

                C. ZCC III and the Debtor deem it to be in their respective best interests to amend certain of the provisions of the Series A Purchase Agreement as set forth below to conform to amendments made in the Supplemental Indenture;

                NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, ZCC III and the Debtor hereby agree as follows:

                Section 1. Defined Terms. All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Series A Purchase Agreement, as amended hereby.

                Section 2.    Representations of Debtor

                2.1 The representations and warranties of the Debtor contained in Section 3 of the Series A Purchase Agreement are true and correct in all material respects, as if made on and as of the date hereof (except as to those representations and warranties which are made as of a specific date, which shall be materially true and correct as of such specific date), after giving effect to the transactions contemplated herein.

                2.2 The Debtor has full power and authority to enter into this Amendment and this Amendment has been duly authorized, executed and delivered by it.

                Section 3. Amendment of Section 6. Section 6 of the Series A Purchase Agreement is hereby amended to read in its entirety as follows:

                "6.     Insurance.

                6.1 Existing Coverages. The Debtor presently maintains or is a named insured under the insurance coverages (individually an "Existing Coverage," and collectively, the "Existing Coverages") described on the attached Exhibit D-1 attached hereto, in the coverage amounts and with the insured risks, excluded risks, deductible amounts, and for the term specified therein.

                "6.2    Obligation to Maintain Insurance. The Debtor shall, at a
minimum, maintain or remain as a named insured under the insurance coverages described in Exhibit D-2 attached hereto, in the coverage amounts and with the insured risks, excluded risks and deductible amounts specified therein (individually a "Minimum Coverage" and collectively, the "Minimum Coverages"), provided, however that the Debtor shall maintain or remain as a named insured under such additional insurance coverages (individually, an "Enhanced Coverage" and collectively the "Enhanced Coverages") as and to the extent that ZCC III and the Debtor determine that, in their reasonable business judgment, such additional coverage is commercially available to similarly situated companies engaged in comparable business activities as that of the Debtor, and upon reasonable and economic terms, including without limitation insured risks, coverage amounts, excluded risks and deductible amounts, and as are issued by insurance companies reasonably acceptable to ZCC III ( the Existing Coverages, the Minimum Coverages and the Enhanced Coverages collectively, the "Insurance Coverages"). ZCC III shall be a named insured under each of the Insurance Coverages, and the Insurance Coverages shall not be cancellable for nonpayment of premiums other than as provided therein. Upon demand by ZCC III at any time, the Debtor shall furnish proof of compliance with the requirements of this
Section 6.

                "6.3    Insurance Certificate. Within 90 days after the close of
each fiscal year of the Debtor, the Debtor shall furnish to ZCC III a letter from an officer of Zond describing the Insurance Coverage as then in effect and certifying that such coverage is in compliance with the requirements of Section 6.2.

                "6.4    Notices and Claims. The Debtor shall promptly furnish to
ZCC III copies of any notice relating to any of the Insurance Coverages and received by the Debtor from any of the Insurance Coverages. The Debtor shall promptly file all necessary claims under the Insurance Coverages after consultation with ZCC III and in accordance with all of the applicable terms and conditions of such Insurance Coverages. The Debtor and ZCC III agree to cooperate to the extent reasonably necessary in the preparation and verification of such claims.

                "6.5    Use of Insurance Proceeds. All insurance proceeds in
excess of $150,000 per loss occurrence paid to the Debtor in respect of a loss claimed or for which a claim can be made under any property damage policy or policies or policies maintained by or for the benefit of Debtor (an "Insured Property Loss") shall be used by the Debtor in accordance with the following:

                        (a) Upon the occurrence of an Insured Property Loss in respect of which insurance proceeds are received by the Debtor in excess of $150,000, the Debtor may elect to replace or repair any property with respect to which such proceeds were paid by so notifying ZCC III within 60 days after receipt of such payment, and upon making such election shall have 320 days to complete the replacement or repair of such property.

                        (b) If the Debtor does not elect to replace or repair all or any Turbines included in such property within such 60 day period, the Debtor shall prepay the Series A Purchase Notes in an amount which bears the same proportion to the then outstanding principal balance of the Series A Purchase Notes plus accrued interest thereon as the rated capacity of all Turbines damaged by such Insured Property Loss and which the Debtor does not so elect to repair or replace, bears to the total rated capacity of all Turbines (including such damaged Turbines) then owned by the Debtor. The amount of any such prepayment shall be allocated among the Series A Purchase Notes in proportion to their respective unpaid balances of principal and accrued interest. Any such prepayment shall be applied pro rata or as otherwise required by applicable tax law or regulation to each outstanding installment so as to maintain the level payment character of the Series A Purchase Notes.

                        (c) In the event that the Debtor makes an election to replace or repair as provided for in paragraph (a) of this Section 6.5, such proceeds shall be applied to the costs of replacement or repair as such costs are incurred by the Debtor, with the remaining balance, if any, applied to prepay the Series A Purchase Notes."

                Section 4.      Amendment of Section 2.3.

                        (a) Section 2.3 of the Series A Purchase Agreement is hereby amended to delete from said Section in their entirety the existing provisions of Clauses (d), (e) and (f) thereof and to renumber existing Clauses
(g) through (n), thereof, inclusive, as new Clauses (d) through (e), inclusive.

                        (b) From the Effective Date of this Amendment, any reference to "Intangible Collateral" or Assigned Contracts under or in reference to this Series A Purchase Agreement shall not include or refer any of the agreements described in the Clauses (d), (e) or (f) deleted hereunder.

                Section 5.      Miscellaneous.

                5.1 Except as specifically provided herein, the Series A Purchase Agreement is in all, respects ratified and confirmed, and all the terms, conditions and provisions thereof shall be and remain in full force and effect. For any and all purposes, from and after the effective date, any and all references hereafter to the Series A Purchase Agreement, and all references to "this Agreement" in the Series A Purchase Agreement, shall refer to the Series A Purchase Agreement as hereby amended.

                5.2 This Amendment embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings relating to the subject matter of this Amendment. In case any one or more of the provisions contained in this Amendment, in the Series A Purchase Agreement as amended hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other applications thereof, shall not in any way be affected or impaired thereby.

                5.3 Except as otherwise expressly provided herein, nothing contained in this Amendment shall, or shall be construed to, modify, invalidate or otherwise affect any provision of the Series A Purchase Agreement or any right of ZCC III arising thereunder.

                5.4 The execution of this Amendment by ZCC III shall not in any way constitute an agreement or obligation of ZCC III to give its consent to any future amendment of the Series A Purchase Agreement or to any future transaction which would, absent consent of ZCC III, constitute a Default or Event of Default under the Series A Purchase Agreement or the Series A Purchase Notes.

                5.5 This Amendment is intended to be governed by the laws of the State of California, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such state.

                5.6 This Amendment may be executed in as many counterparts, as may be deemed necessary or convenient by the parties, and each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same agreement.

                5.7 This Amendment shall, upon the execution by ZCC III and the Debtor, be deemed effective as of date first set forth above.

                IN WITNESS WHEREOF, ZCC III and the Debtor have caused this Amendment to be executed by their respective officer or officers thereto duly authorized.

                                            ZOND CONSTRUCTION CORPORATION III


                                              /s/Kenneth C. Karas
                                            ------------------------------------
                                                 President
                                            ------------------------------------


                                            ZOND WINDSYSTEM PARTNERS, LTD.
                                            SERIES 85-A, a California limited
                                            partnership

                                            By its authorized General Partner:
                                            Zond Windsystems Management
                                            Corporation III, a California
                                            corporation


                                              /s/Kenneth C. Karas
                                            ------------------------------------
                                                 President
                                            ------------------------------------

                                                                          Page

                             EXHIBIT D-1: EXISTING COVERAGES
Marsh/McLennan         INSURED: ZOND CONSTRUCTION CORPORATION III
  INSFOR56             PROJECT: ZOND CONSTRUCTION CORPORATION III

                Coverage as of 8/7/90                          Limits            Company Policy #     Policy Period      Premium
----------------------------------------------------    --------------------   --------------------   -------------   --------------
Property                                                 $10,000,000              Continental            9/01/88      (Unknown)
Primary:       "All-Risk" to real or personal                                      Insurance             9/01/91      Annual Note(1)
               property, including business                                         Company
               interruption, contingent business                                  #SFP2982435
               interruption, transit, flood and                                (50% Participation)
               earthquake
                                                                                  Commonwealth
               *V-17's                                                              CWMP 2703
               *Substations                                                    (50% Participation)
               *MVA Transformer
               *Miscellaneous equipment
               *Infrastructure

               Earthquake and flood                      $10,000,000
                                                         annual aggregates
                                                         separately
Deductibles:                                                                                             Best's
               $10,000 all perils except transit                                     Carrier             Rating
               which is $5,000, Earthquake which is                                  -------             ------
               5% of the loss or $500,000, whichever                               Continental            A 13
               is greater, per occurrence and Flood
               which is $50,000 per occurrence
                                                                                   Commonwealth         See Note

Note (1):      This policy and premium covers
               all Vestas V-17 WTG's and
               infrastructure at Santa Clara in
               addition to the 400 Vestas
               WTG's and infrastructure known as
               33E or Series 85A & B.

Note Commonwealth is a Canadian Company and therefore it isn't rated by Best. However, we do have a pass thru endorsement to their parent, The Home Insurance Company, which is rated A-XI.

                             EXHIBIT D-1: EXISTING COVERAGES
Marsh/McLennan         PROJECT: ZOND CONSTRUCTION CORPORATION III
  INSFOR56             INSURED: ZOND CONSTRUCTION CORPORATION III

                Coverage as of 8/7/90                          Limits            Company Policy #     Policy Period      Premium
----------------------------------------------------    --------------------   --------------------   -------------   --------------
Excess:        "All-Risk" Property Policy                   $18,000,000          Insurance Company       9/01/88        (Unknown)
               Except Earthquake                             excess of           of North America        9/01/91         Note (1)
               (Following Form over Primary)                deductible           #EUT-F0925055-4
                                                               and                   (66.66%)
                                                           $10,000,000
                                                           primary layer         General Accident*       9/01/90
                                                                per              Insurance Company       9/01/91
                                                            occurrence             # (Unknown)
                                                                                    (16.67%)

                                                                                   Employers of          9/01/90
                                                                                      Wausau             9/01/91
                                                                                   # (Unknown)
                                                                                     (16.67%)
               Earthquake                                   $15,000,000
                                                              annual
                                                             aggregate
                                                             excess of
                                                            deductible
                                                                and
                                                           $10,000,000
                                                          primary layer
                                                                per
                                                            occurrence
                                                                                                         Best's
Note (1):      This policy and premium covers all                                    Carrier             Rating
               Vestas V-17 WTG's and infrastructure                                  -------             ------
               at Santa Clara in addition to the 400                                   INA                A 14
               Vestas WTG's and infrastructure known
               as 33 East or Series 85A & B.                                     General Accident         A+14

                                                                                     Employers            A+15

        *Insurance Carrier as of 9/1/90 replacing Marine Indemnity Insurance
         Company which has an AM Best's rating of A-IV.

                             EXHIBIT D-1: EXISTING COVERAGES
Marsh/McLennan         PROJECT: ZOND CONSTRUCTION CORPORATION III
  INSFOR56             INSURED: ZOND CONSTRUCTION CORPORATION III

                Coverage as of 8/7/90                          Limits            Company Policy #     Policy Period      Premium
----------------------------------------------------    --------------------   --------------------   -------------   --------------
Boiler &       Comprehensive B&M Including                  $10,000,000             Travelers            9/01/89      (Unknown)
Machinery:     service interruption, recipient              Occurrence          Insurance Company        9/01/92      Annual Note(1)
               interruption and underground cable                              JBM-932G491-9-89 TIL
               Miscellaneous
                   Transformers
                   500 KVA plus

Deductibles:
               PD:     $5,000 per accident
               BI:     24 hours

Note (1):      This policy and premium
               covers infrastructure
               valued over $7,082,714

                                                                                                         Best's
                                                                                      Carrier            Rating
                                                                                      -------            ------
                                                                                     Travelers            A 15

                             EXHIBIT D-1: EXISTING COVERAGES
Marsh/McLennan         PROJECT: ZOND CONSTRUCTION CORPORATION III
  INSFOR56             INSURED: ZOND CONSTRUCTION CORPORATION III

                Coverage as of 8/7/90                          Limits            Company Policy #     Policy Period      Premium
----------------------------------------------------    --------------------   --------------------   -------------   --------------
General        Comprehensive General Liability                                  Hartford Insurance       7/01/90      $49.912 per
Liability      Insurance with Special Broad Form                                     Company             7/01/91      WTG
Primary        Comprehensive GL Endorsement                                       #83UENNA7162-A                      Note (1)

Bodily Injury Liability and
Property Damage Liability                                   $1,000,000
                                                               each
                                                            occurrence
                                                            and annual
                                                             aggregate
                                                             per site
    Products Liability
                                                            $1,000,000
                                                            aggregate

    Umbrella Excess Liability                                                     International
                                                            $10,000,000         Insurance Company        7/01/90      $47,500 Annual
                                                            SX Primary             #524-2067055          7/01/91      Note (1)
                                                            and annual
                                                            aggregate
Note (1):      This policy covers over
               1,649 WTGs.

                                                                                                         Best's
                                                                                     Carrier             Rating
                                                                                     -------             ------
                                                                                     Hartford            A + 15

                                                                                   International          A 13

                                   EXHIBIT D-2

                           MINIMUM INSURANCE COVERAGES

LIABILITY

Insurance Company                                 A-VIII*

General Liability        $1,000,000               combined single limit primary
                                                  bodily injury/property damage
                                                  each occurrence and annual
                                                  aggregate

Business Automobile      $1,000,000               combined single limit bodily
                                                  injury/property damage each
                                                  occurrence and annual
                                                  aggregate

Insurance Company                                 A-VIII*

Excess Liability         $5,000,000               annual aggregate and excess of
                                                  primary

PROPERTY

Insurance Company                                 A-VIII*

Limits of Liability      $10,000,000***           per occurrence
                         18% of covered values    per occurrence and annual
                         but no less than $7.5    aggregate for the peril of
                         million**                earthquake

                         $5,000,000***            combined Boiler & Machinery
                                                  Property Damage and Business
                                                  Interruption per occurrence

                         $2,000,000               Contingent Business
                                                  Interruption

                         $500,000                 Transit

Deductibles              $50,000                  per occurrence all perils,
                                                  except

                         $10,000                  Transit

                         $500,000 per occurrence or 5% of the loss, whichever is greater, for earthquake

                         $100,000                 Flood per occurrence

                         $50,000                  Boiler & Machinery Property
                                                  damage per object

                         120 hours                waiting period Boiler &
                                                  Machinery Business
                                                  Interruption per object

                         120 hours                waiting period Service
                                                  Interruption

     Only USA domiciled companies receive AM Best Ratings. For non-USA admitted companies, the maximum loss exposure acceptable will be no more than 5% of the carrier's policy holder's surplus.

     In addition to Series 85 A & B, valued at $40 million, this policy may cover Series 85-C, valued at $21,170,000; Zond Pan-Aero Windsystem Partners I, valued at $35 million, and Zond Pan-Aero Windsystem Partner II, valued at $17.5 million.

*** This is a combined Boiler & Machinery Property Damage and Business Interruption Policy covering other turbine projects in Tehachapi, Livermore and Palm Springs.

                                        2